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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported):  July 24, 2001




                           Galileo International, Inc.

             (Exact Name of Registrant as Specified in its Charter)



          Delaware                     1-13153                  36-4156005

(State or Other Jurisdiction         (Commission               (IRS Employer
     of Incorporation)               File Number)            Identification No.)



9700 West Higgins Road, Suite 400, Rosemont, Illinois                   60018

      (Address of Principal Executive Offices)                        (Zip Code)


Registrant's telephone number, including area code:   (847) 518-4000
                                                                    -

                                       N/A

          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  Other Events.

         On July 24, 2001, Galileo International, Inc. held a conference call to discuss its second quarter earnings results and other business matters.

         A copy of the transcript of the conference call is attached as Exhibit
99.1 and incorporated by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits:

Number            Description

99.1              Transcript of conference call on July 24, 2001.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   July 25, 2001

                                 GALILEO INTERNATIONAL, INC.




                                 By:       /s/ Anthony C. Swanagan
                                           -----------------------------------
                                          Name:    Anthony C. Swanagan
                                          Title:   Senior Vice President,
                                                   General Counsel and Secretary




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                                  EXHIBIT INDEX

Number    Description
------    -----------

99.1      Transcript of conference call on July 24, 2001.